© 2024 Chart Industries, Inc. Confidential and Proprietary First Quarter 2024 Earnings Call May 3, 2024

© 2024 Chart Industries, Inc. Confidential and Proprietary 2 Forward Looking Statements (1/2) CERTAIN STATEMENTS MADE IN THIS INVESTOR PRESENTATION ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING CHART’S BUSINESS PLANS, INCLUDING STATEMENTS REGARDING OBJECTIVES, FUTURE ORDERS, REVENUES, MARGINS, EARNINGS, PERFORMANCE OR OUTLOOK, BUSINESS OR INDUSTRY TRENDS AND OTHER INFORMATION THAT IS NOT HISTORICAL IN NATURE. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY TERMINOLOGY SUCH AS “MAY,” “WILL,” “SHOULD,” “COULD,” “EXPECTS,” “ANTICIPATES,” “BELIEVES,” “PROJECTS,” “FORECASTS,” “INDICATORS”, “OUTLOOK,” “GUIDANCE,” “CONTINUE,” “TARGET,” OR THE NEGATIVE OF SUCH TERMS OR COMPARABLE TERMINOLOGY. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION OR IN OTHER STATEMENTS MADE BY CHART ARE MADE BASED ON MANAGEMENT’S EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS IMPACTING CHART AND ARE SUBJECT TO UNCERTAINTIES AND FACTORS RELATING TO CHART’S OPERATIONS AND BUSINESS ENVIRONMENT, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND CHART’S CONTROL, THAT COULD CAUSE CHART’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE MATTERS EXPRESSED OR IMPLIED BY FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE CHART’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS INCLUDE: CHART MAY BE UNABLE TO ACHIEVE THE ANTICIPATED BENEFITS OF RECENT ACQUISITIONS, INCLUDING THE ACQUISITION OF HOWDEN (THE “ACQUISITION”) (INCLUDING WITH RESPECT TO ESTIMATED FUTURE COST AND COMMERCIAL SYNERGIES); REVENUES FOLLOWING THE ACQUISITION MAY BE LOWER THAN EXPECTED; OPERATING COSTS, CUSTOMER LOSSES, AND BUSINESS DISRUPTION (INCLUDING, WITHOUT LIMITATION, DIFFICULTIES IN MAINTAINING RELATIONSHIPS WITH EMPLOYEES, CUSTOMERS AND SUPPLIERS) RESULTING FROM THE ACQUISITION MAY BE GREATER THAN EXPECTED; SLOWER THAN ANTICIPATED GROWTH AND MARKET ACCEPTANCE OF NEW CLEAN ENERGY PRODUCT OFFERINGS; INABILITY TO ACHIEVE EXPECTED PRICING INCREASES OR CONTINUED SUPPLY CHAIN CHALLENGES INCLUDING VOLATILITY IN RAW MATERIALS AND SUPPLY; RISKS RELATING TO REGIONAL CONFLICTS AND UNREST, INCLUDING THE RECENT UNREST IN THE MIDDLE EAST AND THE CONFLICT BETWEEN RUSSIA AND UKRAINE, INCLUDING POTENTIAL ENERGY SHORTAGES IN EUROPE AND ELSEWHERE AND THE OTHER FACTORS DISCUSSED IN ITEM 1A (RISK FACTORS) IN CHART’S MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC, WHICH SHOULD BE REVIEWED CAREFULLY. CHART UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD- LOOKING STATEMENT.

© 2024 Chart Industries, Inc. Confidential and Proprietary 3 Forward Looking Statements (2/2) THIS PRESENTATION CONTAINS NON-GAAP FINANCIAL INFORMATION, INCLUDING ADJUSTED NON-DILUTED EPS, NORMALIZED BASIC EPS, “NET INCOME, ADJUSTED”, FREE CASH FLOW, ADJUSTED FREE CASH FLOW, EBITDA, ADJUSTED EBITDA, ADJUSTED OPERATING INCOME, ADJUSTED OPERATING MARGIN, AND ADJUSTED GROSS MARGIN. FOR ADDITIONAL INFORMATION REGARDING THE COMPANY'S USE OF NON-GAAP FINANCIAL INFORMATION, AS WELL AS RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO THE MOST DIRECTLY COMPARABLE FINANCIAL MEASURES CALCULATED AND PRESENTED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES ("GAAP"), PLEASE SEE THE RECONCILIATION SLIDES TITLED “FIRST QUARTER 2024 ADJUSTED EPS,” “FIRST QUARTER 2024 ADJUSTED EBITDA”, FIRST QUARTER 2024 NET INCOME AND EBITDA BRIDGE, INCLUDED IN, OR IN THE APPENDIX AT THE END OF, THIS PRESENTATION. PLEASE SEE THE RECONCILIATION TABLE AT THE END OF THE ACCOMPANYING EARNINGS RELEASE FOR THE “FIRST QUARTER ADJUSTED GROSS MARGIN,” “ADJUSTED GROSS PROFIT” AND “ADJUSTED OPERATING INCOME” RECONCILIATIONS, AS WELL AS A RECONCILIATION AND ADDITIONAL DETAILS ON ADJUSTED NON-DILUTED EPS AND FREE CASH FLOW. WITH RESPECT TO THE COMPANY’S 2024 FULL YEAR EARNINGS OUTLOOK. THE COMPANY IS NOT ABLE TO PROVIDE A RECONCILIATION OF THE ADJUSTED EBITDA AND FREE CASH FLOW OUTLOOKS BECAUSE CERTAIN ITEMS MAY HAVE NOT YET OCCURRED OR ARE OUT OF THE COMPANY’S CONTROL AND/OR CANNOT BE REASONABLY PREDICTED. CHART INDUSTRIES, INC. IS A LEADING INDEPENDENT GLOBAL LEADER IN THE DESIGN, ENGINEERING, AND MANUFACTURING OF PROCESS TECHNOLOGIES AND EQUIPMENT FOR GAS AND LIQUID MOLECULE HANDING FOR THE NEXUS OF CLEAN - CLEAN POWER, CLEAN WATER, CLEAN FOOD, AND CLEAN INDUSTRIALS, REGARDLESS OF MOLECULE. THE COMPANY’S UNIQUE PRODUCT AND SOLUTION PORTFOLIO ACROSS STATIONARY AND ROTATING EQUIPMENT IS USED IN EVERY PHASE OF THE LIQUID GAS SUPPLY CHAIN, INCLUDING ENGINEERING, SERVICE AND REPAIR FROM INSTALLATION TO PREVENTIVE MAINTENANCE AND DIGITAL MONITORING. CHART IS A LEADING PROVIDER OF TECHNOLOGY, EQUIPMENT AND SERVICES RELATED TO LIQUEFIED NATURAL GAS, HYDROGEN, BIOGAS AND CO2 CAPTURE AMONGST OTHER APPLICATIONS. CHART IS COMMITTED TO EXCELLENCE IN ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE (ESG) ISSUES BOTH FOR ITS COMPANY AS WELL AS ITS CUSTOMERS. WITH OVER 48 GLOBAL MANUFACTURING LOCATIONS AND 41 SERVICE CENTERS FROM THE UNITED STATES TO ASIA, AUSTRALIA, INDIA, EUROPE AND SOUTH AMERICA, THE COMPANY MAINTAINS ACCOUNTABILITY AND TRANSPARENCY TO ITS TEAM MEMBERS, SUPPLIERS, CUSTOMERS AND COMMUNITIES. TO LEARN MORE, VISIT WWW.CHARTINDUSTRIES.COM.

© 2024 Chart Industries, Inc. Confidential and Proprietary 4 Agenda Q1 2024 Results Key Drivers 2024 Outlook Medium Term Outlook

© 2024 Chart Industries, Inc. Confidential and Proprietary 5 First Quarter 2024 Key Messages All metrics are on a pro forma combined continuing operations basis (1) Achieved multiple first quarter financial record results • Orders, backlog, sales, reported and adjusted gross margin, reported and adjusted operating margin, reported and adjusted EBITDA and associated EBITDA margin were all the highest in any first quarter in our history • Pro forma organic orders and sales growth of 4.9% and 18.3% year-over-year, respectively • Reported gross margin of 31.8%, a 260 basis point increase compared to the first quarter 2023, and continued consistency of gross margin above 30% each quarter since we closed on the acquisition of Howden • Adjusted operating income of $171.3 million, or 18.0%, contributing to adjusted EBITDA of $212.2 million, or 22.3% Demand remains robust across end markets • Record backlog of $4.3 billion is up 10% compared to first quarter 2023 • Orders have been above $1 billion each of the past six quarters • Consistently above 1.0 on book-to-bill each quarter, with Q1 2024 book-to-bill of 1.18 • Global hydrogen demand broadening, with a liquefaction win (USA), our first hydrogen project in Portugal (compression), our largest compressor order ever for a green industrial application (EU), and a new partnership with GasLog for large-scale hydrogen for marine/logistics applications • LNG orders continue, including content on Cedar LNG, Q1 orders for LNG trailers in China were more than 2X total orders for entire 2022 or 2023, and highest HLNG vehicle tank order quarter since 2021 (over $10 million in Q1’24) Q1 2024 net leverage ratio of 3.43X reflects cash seasonality; on track to target net leverage ratio of 2.0 to 2.5X • Reiterate financial policy and target net leverage ratio of 2.0X to 2.5X 2024 financial guidance is reiterated 1. Pro forma “PF” includes full year Howden, excluding Roots , American Fan, Cofimco, and Cryo Diffusion. The pro forma results are included in the appendix to the accompanying earnings release.

First Quarter 2024 Key Metrics

✓ **Indicates record for any first quarter in history**

$ millions, except per share amounts *Continuing Operations*			Q1 2024	Q1 2023 PF[(2)]	Change
1	✓	Total Orders	$1,121.6	$1,075.6	+4.3%
2		Book to Bill (Total)	1.18	1.33	
3	✓	Backlog	$4.3B	$3.9B	+10%
4	✓	Total Sales	$950.7	$810.1	+17.4%
5	✓	Reported Gross Profit Margin%	31.8%	29.2%	+260 bps
6	✓	Adjusted Gross Profit Margin % (1)	32.7%	29.5%	+320 bps
7	✓	Reported Operating Margin%	11.9%	-	-
8	✓	Adjusted Operating Margin % (1)	18.0%	11.8%	+620bps
9	✓	Reported EBITDA (1)	$175.3	$101.1	73.4%
10	✓	Reported EBITDA % of Sales (1)	18.4%	12.5%	+590 bps
11	✓	Adjusted EBITDA (1)	$212.2	$135.9	+56.1%
12	✓	Adjusted EBITDA % of Sales (1)	22.3%	16.8%	+550 bps
13	n/a	Reported Diluted EPS	$0.14		
14	n/a	Adjusted Diluted EPS (1)	$1.49		
15	n/a	Adjusted Free Cash Flow (1)	($135.7)		

Reported GPM >30% since full Howden ownership in qtr

Adj. EBITDA margin >21.5% since full Howden ownership in qtr

Reported and adjusted EPS in Q1 2024 reflect a higher tax rate which is not anticipated for the full year

1. *Adjusted gross margin, adjusted operating margin, EBITDA, Adjusted EBITDA, Adjusted Free Cash Flow, and Adjusted EPS are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income (in the case of EBITDA and Adjusted EBITDA) or cash flow from operations (in the case of Adjusted Free Cash Flow) in accordance with U.S. GAAP. A reconciliation table for these measures is provided in the appendix under "First Quarter 2024 Adjusted EBITDA" and in the tables accompanying the earnings release.*
2. *Pro forma "PF" includes Howden, excluding Roots™, and excludes results of American Fan, Cofimco, and Cryo Diffusion. The pro forma results are included in the appendix to the accompanying earnings release.*

© 2024 Chart Industries, Inc. Confidential and Proprietary

6

Q1 2024 Balance Sheet & Cash

Ref	Cash Item	Amounts in Q1 '24 ($M)	Will it repeat in any other 2024 quarter?
A	Senior notes interest payment (semi-annual)	79.0	Q3 2024
B	Term loan B (TLB)/ Revolving credit facility (RCF) interest payment	41.3	Each quarter, lower
C	Bonus	34.3	NO
D	Teddy2 capex cash spend	24.0	~$12M in Q2'24 for Teddy2
E	Insurance premiums	16.6	NO
F	Specific tax payments in Germany/UK	15.3	NO
G	Divestiture banker fee payment	8.1	NO
A-G	**Impact to Q1 cash flow**	**$218.6**	
	Q1'24 cash items not repeating in Q2'24[1]	**$165.3**	

[1]Includes A,C,E,F,G, $12M lower Teddy 2

Q1 2024 / Q2 QTD 2024 Accomplishments:
- Opportunistic RCF amendment resulting in 3-year maturity extension and favorable term changes
- Received full ratings upgrade from S&P and moved to positive outlook by Moody's

Financial Policy Reiterated:
- Until we are within our target net leverage ratio range of 2.0 to 2.5X, we will not do any additional material cash acquisitions or share repurchases

© 2024 Chart Industries, Inc. Confidential and Proprietary
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© 2024 Chart Industries, Inc. Confidential and Proprietary 8 Second Quarter 2024 Free Cash Flow Drivers $ millions Q1 Q2 Forecast Free Cash Flow (Operating cash less capex) (1) ($135.7) ~$175 1. Free Cash Flow is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Management believes that Free Cash Flow facilitates a useful period-to-period comparisons of financial results and the information is used by us in evaluating our internal performance. Key Drivers of Free Cash Flow: • Project payments of $125+ million across top 4 projects expected in Q2 2024 • Higher sequential earnings • Lower and final sequential capital expenditures related to Theodore Alabama 2 (“Teddy2”) • No $79 million semi-annual cash interest (Q1 and Q3 2024) • Non-repeat of timing related items in Q1 2024 (e.g., bonus, insurance, tax) • Sequential improvement in working capital Specific Q2 2024 Cash Outflows (non-operating): • Divestiture-related working capital settlements $9.2 million • Minority investments $8.5 million • RCF amendment fees $3.7 million

Pro Forma Segment Results

$ millions	Orders		Sales		Reported Gross Profit Margin		Commentary
	Q1 24	Q1 23 PF	Q1 24	Q1 23 PF	Q1 24	Q1 23 PF	
Cryo Tank Solutions	$159.3 (3.9%) Organic	$166.8	$159.7 +13.6% Organic	$141.1	20.5% (10bps)	20.6%	• Orders impacted by timing of rail car customers • Sales driven by broad based demand, recovery in Europe, and renewed long-term agreements with key customers • Margin performance driven by lower volume
Heat Transfer Systems	$237.3 (29.8%) Organic	$338.0	$253.6 +34.6% Organic	$189.4	27.6% +160bps	26.0%	• Order impacted by the timing of LNG projects • Sales driven by systems, BAHX, traditional energy • Margin performance driven by delivery of more full-solution projects from backlog
Specialty Products	$391.3 +40.5% Organic	$281.0	$236.5 +6.7% Organic	$224.2	24.9% (780bps)	32.7%	• Order driven by hydrogen, HLNG vehicle, and CCUS customers • Sales increase driven by hydrogen & helium project execution, HLNG vehicle tanks, and Teddy2 pre-production • Margin performance driven by project mix and first-of-a-kind project
Repair, Service & Leasing	$333.9 +11.1% Organic	$302.1	$301.0 +14.9% Organic	$264.2	46.7% 1,450bps	32.2%	• Order strength anticipated to continue in 2024 and beyond • Sales driven by strong aftermarket in Americas, LTSAs, continued strength in service and spares, brownfield LNG retrofit activity partially offset by lower life cycle services • Margin performance driven by operational excellence, service on 3rd party equipment

1. *Pro forma "PF" includes Howden, excluding Roots™, and excludes results of American Fan, Cofimco, and Cryo Diffusion. The pro forma results are included in the appendix to the accompanying earnings release.*

© 2024 Chart Industries, Inc. Confidential and Proprietary
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© 2024 Chart Industries, Inc. Confidential and Proprietary 10 Pro Forma Last Twelve Months (LTM) Metrics 2022 2023 Q1 24 LTM 2022 2023 Q1 24 LTM 27.8% 31.0% 31.6% Q1 23 Q4 23 Q1 24 2022 2023 Q1 24 LTM 2022 2023 Q1 24 LTM 16.3% 21.0% 22.3% Q1 23 Q4 23 Q1 24 4.08X 3.35X 3.43X 1. EBITDA and Adjusted EBITDA are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Management believes that EBITDA and Adjusted EBITDA facilitate useful period-to-period comparisons of financial results and the information is used by us in evaluating our internal performance. Additional information regarding the pro forma results are included in the appendix to the accompanying earnings release. 2. Information regarding pro forma LTM results are included in the appendix to the accompanying earnings release. ~$4.6B ~$3.3B ~$3.6B ~$3.7B ~$3.3B ~$3.6B ~$3.7B ~$3.3B ~$3.6B ~$3.7B ~$3.9B ~$4.3B ~$4.33B Pro forma Reported Orders Pro forma Sales PF Reported Gross Profit Margin PF Adjusted EBITDA Margin PF Backlog Leverage (Net Debt to Bank EBITDA) ~$4.4B ~$4.5B

© 2024 Chart Industries, Inc. Confidential and Proprietary 11 Agenda Q1 2024 Results Key Drivers 2024 Outlook Medium Term Outlook

Broad Macro Tailwinds Positively Impacting Chart Industries

REF	Macro Drivers (Not All Inclusive)	Specific Tailwinds	How Chart Plays
A	Global Energy Transition and Access	• Energy security, energy access, and energy/grid stability • Demand for, and government support for decarbonization	• Equipment and process technology for the production, distribution & storage and end use of a molecule (i.e., LNG, H2) • Efficient equipment and services enabling emissions reduction across multiple industrial processes (e.g., metals, cement)
B	Clean Water Scarcity	• More stringent regulatory environment; i.e., U.S. EPA regulations (April 2024) • Africa, Middle East & Asia facing water scarcity, investment in treatment plants and desalination	• Full solution water treatment offering across multiple containments including arsenic and PFAS. • Systems for environmental remediation • Compression • Systems for water remineralization
C	Artificial Intelligence, inclusive of data center, battery, energy intensity	• Electrification • Growth in demand for global computing power • Customer demand for decarbonization	• Efficiency and safety solution for mining of critical minerals and electrification metals • Backup power for data center • Full solution carbon capture offering from high to low capture purity
D	Population and Economic Growth Combined with Urbanization and Aging Infrastructure	• Rising middle class • Global regulatory environment • Modernization requires a molecule economy	• Decarbonization of mobility (e.g., rail, truck, marine) • Supply and demand side equipment and technology for the molecule economy

© 2024 Chart Industries, Inc. Confidential and Proprietary 12

13 Hydrogen for Heavy Duty Transport 1. Source: Energy Observer Chart is Helping to Broaden the Use of Hydrogen for Mobility Application • Liquid Hydrogen (LH2) • Increased Marine/Maritime capabilities with Teddy2 facility • Full solution offering across the value chain from infrastructure to onboard equipment • Chart supports other heavy duty transport applications including ships, planes, trains, truck, and mining & construction equipment Energy Observer 2 by EO Concept Energy Observer 2 by EO Concept • Energy Observer 2, a liquid hydrogen cargo ship, ambition is to be the lowest-carbon cargo ship in the world • Regulations such as FUEL-EU Maritime and the RED III directive are driving the adoption of near-zero emission fuels • The aim is to build an integrated hydrogen ecosystem, reducing the overall cost of liquid hydrogen and promoting its use in maritime transport Teddy 2 Ribbon Cutting Chart’s Offering Across the Value Chain © 2024 Chart Industries, Inc. Confidential and Proprietary

Chart's Water Treatment Offering

Regulatory Update

- In April, the Environmental Protection Agency (EPA) issued its first-ever, national, legally enforceable drinking water standard for PFAS

ChartWater™

- ChartWater™ has deployed over 1,000 systems treating a variety of contaminants in drinking water, including PFAS, and are well positioned to support communities and municipalities to address the new rules
    - **Case study of Ramsey, NJ: Link to Ramsey, NJ video presentation**
- ChartWater™ also offers contaminant removal including PFAS, arsenic, iron, manganese, and radionuclide, aerobic biological processes, pH adjustment, ozonation, desalination, odor control, and aeration

The ChartWater™ Advantage



Oxygenation (Oxygen)
SDOX
StreamLineO2
• Biological Treatment
• Environmental Remediation
• Advanced Aquaculture
pH Adjustment (CO2)
CDOX
StreamLineCO2
• Alkalinity Adjustment
• Recarbonation – Softening
• Acid Replacement
Oxidation (Ozone)
HyDOZ
StreamLineO3
• Disinfection
• Taste & Odor Control
• Sludge Reduction
Odor Control (Oxygen)
SDOX-CS
StreamLineO2
• Corrosion Control
• Dissolved Sulfide Removal
• Chemical Replacement



Existing Sales Channels
Customer synergy / stickiness
PFAS
Burning platform
In house UPW
Green Hydrogen
New industrial house accounts
Sustainability goals
High Recovery RO
Reuse / Inland desal / AOP
AdEdge India
As, WWTP

© 2024 Chart Industries, Inc. Confidential and Proprietary
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© 2024 Chart Industries, Inc. Confidential and Proprietary 15 Sustainable Aftermarket Model New Equipment and project revenue feeds… …Aftermarket, Service, Repair, and Retrofit Aftermarket and service revenue opportunity is a multiple of OE revenue Readiness to Serve Installed Base Mgt & Campaigning Intelligent AFM (iAFM) Processes Customer Attachment Deep Domain Expertise Full Solution Offering Innovation and R&D Certifications Driving Sustainable and Accretive Growth >50 service centers >24,000 customer sites; > 3,300 with multiple product types >2,000 assets under Service Agreements >6,000 new build adds to installed base per year

© 2024 Chart Industries, Inc. Confidential and Proprietary 16 Supply Chain Input Costs Source: LME (Aluminum), MEPS (Carbon and Stainless Steel), Freightos US – Carbon Steel – Hot Rolled Coil US – Stainless Steel 304 – Hot Rolled Coil LME Aluminum Global Container Freight Index 3Y (USD)

© 2024 Chart Industries, Inc. Confidential and Proprietary 17 Agenda Q1 2024 Results Key Drivers 2024 Outlook Medium Term Outlook

© 2024 Chart Industries, Inc. Confidential and Proprietary Chart Industries 2024 Outlook 18 Guidance Metrics as of May 3, 2024 1. EBITDA, Adjusted EBITDA, and Free Cash Flow are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP (as is the case with EBITDA and adjusted EBITDA) and cashflows from operations in accordance with U.S. GAAP (as is the case with free cash flow). Management believes that EBITDA, Adjusted EBITDA, and Free Cash Flow facilitate useful period-to-period comparisons of financial results and the information is used by us in evaluating our internal performance. 2. Adjusted diluted EPS is a non-GAAP measure and should not be considered as an alternative to diluted EPS in accordance with U.S. GAAP. Guidance Comments Revenue $4.7B to $5.0B • Total sales revenue growth of 32% to 40% vs. pro forma 2023 • FX impact estimated to be approximately flat vs pro forma 2023 • 63% of YE23 backlog is expected to ship in 2024 Adjusted EBITDA(1) $1.175B to $1.30B • Benefits from volume leverage • Benefit from cost synergies • Benefits from higher full solutions mix Free Cash Flow(1) $575M to $625M • Capital expenditures $115 million to $125 million • FCF to adjusted net income conversion ratio of 95% to 100% Adjusted Earnings per Share(2) $12.00 to $14.00 • Excludes the full year impact of Howden depreciation & amortization related to acquired intangibles and PPE step-up • Effective tax rate of approximately 20% • Diluted share count of 47 million to 48 million

19 • Record backlog as of 3/31/2024; above historical forward backlog coverage ratio for 2024 as well as more full solution project backlog than historical • Reported gross margin above 30% each quarter with full quarterly ownership of Howden, continued in Q1 2024 • “Teddy2” started operations in early April 2024, on schedule • Achieved year-one cost and year-three commercial synergy targets before completion of year-one Howden ownership period • Potential for additional LNG and other H1 2024 project wins not included in guidance • Year two cost and commercial synergy achievement well-underway against targets • Industrial gas majors demand expected to be stable in 2024, typically low-to-mid-single digits • Limited backlog that we anticipate could or would shift because of interest rates • Traditional energy is anticipated to be higher in 2024 than 2023; historically has been a more cyclical portion of our portfolio • Raw materials input costs changes (covering with price) • Additional new customers each quarter expanding global breadth of backlog • LNG over the road vehicle demand • Timing of U.S. announcements and clarifications for IRA/IRS, LNG Pause • Geopolitical uncertainty potentially delaying or accelerating announcements for certain clean projects (e.g., US LNG pause) • Highly-engineered components longer deliveries and lead-times (suppliers) • Projects timelines change by three to six months • Organic capacity and productivity capital additions come online later than anticipated and/or are not optimized until 2H 2024 • Red Sea and other impacts to freight, shipping, and supply chain • Foreign currency movements Positives Neutrals Watch Items 2024 Considerations © 2024 Chart Industries, Inc. Confidential and Proprietary

© 2024 Chart Industries, Inc. Confidential and Proprietary 20 Agenda Q1 2024 Results Key Drivers 2024 Outlook Medium Term Outlook

© 2024 Chart Industries, Inc. Confidential and Proprietary 21 Return on Invested Capital 3-Year Average 2024 Forecast Medium-Term Target • Step up in Chart’s Return on Invested Capital (ROIC) Driven by: • Shift to lower capital Aftermarket business • Capital expenditures representing 2.0-2.5% of revenue • Higher mix of full solution revenue • Continued focus on ROIC as it is a component of the company’s Long-Term Incentive (LTI) program • Achievement of targeted 2.0-2.5X net leverage ratio • Synergy realization Low- Teens 1. ROIC = Adjusted net operating profit * (1- tax rate) / (total debt + total equity) Mid- Teens 7.6%

Medium-Term Financial Growth Formula

Secular Growth Trends	▶ Organic Sales Growth	+ Operating Profit Margin Expansion	+ Deleveraging	= Adjusted EPS Growth
Energy Security	**Mid-Teens CAGR[1]**	**30-35% Leverage[2]**	**2.0-2.5X Net Leverage Target**	**Mid-40% CAGR[1]**
Energy Access	Full Solution Offering	Full Solution and Aftermarket Mix	Priorities	
Sustainability	Private and Public Spending	Cost Synergies	High ROI Capex	**Free Cash Flow Conversion**
Decarbonization	Global Regulatory Environment	Disciplined price/cost	M&A	**95-100%**
Digitization	Aftermarket, Service & Repair	Productivity actions	Additional Board considerations	

[1] Does not include Big LNG not in backlog as of 9/30/2023; does not include any benefit from M&A
[2] based on gross profit margin target of mid-30%

© 2024 Chart Industries, Inc. Confidential and Proprietary 22

Appendix 23© 2024 Chart Industries, Inc. Confidential and Proprietary

© 2024 Chart Industries, Inc. Confidential and Proprietary 24 Full Year 2024 Key Assumptions for Frameworks Interest Expense and Deferred Financing Fees ~$315 million Tax rate ~20% Depreciation & Amortization (“D&A”) ~$270 million Adjusted Depreciation & Amortization(1) ~$110 million Stock compensation expense ~$18 million Non-controlling interest ~$12 million Diluted share count 47 million to 48 million 1. Adjusted Depreciation & Amortization excludes Howden D&A related to acquired intangibles and PPE step-up.

Chart's End Market Opportunity Pipeline

End Market	Chart Standalone June 30, 2022	Combined Chart December 31, 2023	Current Quarter March 31, 2024	Trend
Big LNG	• $5.35 billion • 24 projects • 3 int'l projects for potential IPSMR®	• $8.5 billion (Feb 2024 = $8.6 billion) • 29 projects (Feb 2024 = 30 projects) • 10 int'l projects (Feb 2024 = 15 int'l projects) for potential IPSMR® • 1 int'l project selected IPSMR® technology (PO not yet booked)	• $8.76 billion (increase driven by project upsizing) • 30 projects • 15 int'l projects for potential IPSMR® • 1 int'l project selected IPSMR® technology (PO not yet booked)	
ssLNG/FLNG	• 276 potential projects in commercial pipeline	• 461 potential projects in commercial pipeline	• 461 potential projects in commercial pipeline	
Hydrogen	• 512 customers & potential customers	• 1,309 customers & potential customers (Feb 2024 = 1,357)	• 1,409 customers & potential customers	
Carbon Capture	• 301 customers & potential customers • $1.3 billion of approximate value of top 30 opportunities in CCUS commercial pipeline	• 955 customers & potential customers (Feb 2024 = 1,026) • $3.35 billion of approximate value of top 30 opportunities in CCUS commercial pipeline	• 1,056 customers & potential customers $3.35 billion of approximate value of top 30 opportunities in CCUS commercial pipeline	
Water Treatment	• 560 customers & potential customers	• 901 customers & potential customers	• 977 customers & potential customers	

Commercial opportunity pipeline of over $22 billion

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© 2024 Chart Industries, Inc. Confidential and Proprietary 26 First Quarter 2024 Net Income & EBITDA Bridge $ millions, except per share amounts Q1 2024, Reported (GAAP) Adjustments Q1 2024, Adjusted (Non-GAAP)Continuing Operations Sales $950.7 - $950.7 Cost of sales $648.4 ($8.3) $640.1 Gross profit $302.3 $8.3 $310.6 Selling, general, and administrative expenses $141.5 ($11.7) $129.8 Amortization expense $47.9 ($38.4) $9.5 Operating expenses $189.4 ($50.1) $139.3 Operating income $112.9 $58.4 $171.3 Interest expense, net $83.8 - $83.8 Other expense, net $3.2 ($11.6) ($8.4) Income before income taxes and equity in (loss) earnings of unconsolidated affiliates, net $25.9 $70.0 $95.9 Income tax expense $8.8 $14.4 $23.2 Income before equity in (loss) earnings of unconsolidated affiliates, net $17.1 $55.6 $72.7 Equity in (loss) earnings of unconsolidated affiliates, net ($0.3) $0.5 $0.2 Net income $16.8 $56.1 $72.9 Less: Income attributable to noncontrolling interests, net of taxes $3.3 - $3.3 Net income attributable to Chart Industries, Inc. $13.5 $56.1 $69.6 Net income $16.8 $56.1 $72.9 Interest Expense, net & Financing costs amortization $83.8 - $83.8 Income tax expense $8.8 $14.4 $23.2 Depreciation & Amortization $65.9 ($39.6) $26.3 Share - Based Compensation - $6.0 $6.0 EBITDA (Non-GAAP) $175.3 $36.9 $212.2

© 2024 Chart Industries, Inc. Confidential and Proprietary 27 Q1 2024 Addback Detail Main Category Detailed Description Q1 2024 gross amount (+ added to / (-) reduced income) Impact to Operating Income 1 Mark-to-Market of inorganic investments & Strategic Equity Method Investments • McPhy MTM • Stabilis MTM • Minority investments, other (Cryomotive, Hylium and HTEC) 4.3 No, net income only 2 Howden deal, other divestitures, integration, restructuring and related expense • Integration costs • Third party support fees • Cost to achieve synergies • Net working capital settlements on divestitures 19.5 Yes, operating and net income 3 Amortization/ Depreciation • Howden Q1 amortization • Inventory and PPE Step-up 46.7 Yes, operating and net income 4 Tax effect on all above adjustments • Tax effect on gross adjustments as shown above (14.4) No, net income only

© 2024 Chart Industries, Inc. Confidential and Proprietary 28 First Quarter 2024 Adjusted EPS 1. Tax effect reflects adjustment at normalized periodic rates. 2. Adjusted EPS is a non-GAAP measure and is reported on a historical basis. EPS adjustment reconciliation table is provided in accompanying press release financial tables. $ millions, except per share amounts Q1 2024 Diluted EPS Continuing Operations Net income attributable to Chart Industries, Inc. $13.5 Less: Mandatory convertible preferred stock dividend 6.8 Income from continuing operations attributable to Chart $6.7 Reported EPS $0.14 1 Investment equities and strategic equity method investments 0.09 2 Mandatory convertible preferred stock dividend 0.15 3 Deal related and integration costs 0.31 4 Howden amortization 1.00 5 Restructuring & related costs 0.11 6 Tax effects (1) (0.31) Adjusted EPS (2) $1.49 Share Count (millions) 46.73

© 2024 Chart Industries, Inc. Confidential and Proprietary 29 First Quarter 2024 Adjusted EBITDA 1. EBITDA and Adjusted EBITDA are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Management believes that EBITDA and Adjusted EBITDA facilitate useful period-to-period comparisons of financial results and the information is used by us in evaluating our internal performance. 2. Non-recurring costs are primarily driven by Howden integration related activities. $ millions Consolidated Q1 2024 Net sales 950.7 Net income from continuing operations $16.8 Income tax expense, net 8.8 Interest expense, net 83.8 Depreciation and amortization 65.9 EBITDA (1) $175.3 Non-recurring costs 26.6 Employee share-based compensation 6.0 Unrealized loss on investments in equity securities and loss from strategic equity method investments and related Fx impacts 4.3 Adjusted EBITDA (1) $212.2 Adjusted EBITDA % of Sales 22.3%

© 2024 Chart Industries, Inc. Confidential and Proprietary 30 Net Leverage Ratio Debt Covenant: Net Debt / LTM Bank EBITDA(1) Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Net Leverage (bank EBITDA) Net Leverage (covenant ceiling) 1. EBITDA is a non-GAAP measure and should not be consulted as an alternative to net income in accordance with U.S. GAAP. 2. Debt covenant leverage ceiling steps down from 6.0x to 5.0x starting April 1, 2024; steps down from 5.0x to 4.5x on April 1, 2025. 4.08X 6.0X 6.0X 6.0X 6.0X 6.0X 3.35X3.59X3.86X 3.43X